SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): SEPTEMBER 22, 2000

                           AEI ENVIRONMENTAL, INC.
            (Exact name of registrant as specified in its charter)

                                   COLORADO
                (State or other jurisdiction of incorporation)

         000-24987                                   05-0499525
   (Commission File No.)               (I.R.S. Employer Identification No.)

               105 EAST FIRST STREET, HINSDALE, ILLINOIS 60521
                   (Address of Principal Executive Offices)

                                    60521
                                  (Zip Code)

                                (630) 325-7029
             (Registrant's Telephone Number, Including Area Code)




  The undersigned Registrant hereby amends Item 2 and Item 7 of its Current Report on Form 8-K dated October 9, 2000 to read in its entirety as follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 22, 2000, AEI Environmental, Inc. (the "Registrant") acquired certain assets and assumed certain of the liabilities of CattleSale.com, Inc. pursuant to a "Limited Liability Company Purchase Agreement" (the "Agreement") dated August 15, 2000. CattleSale.com, Inc., whose principal office is located in Boise, Idaho, is an internet-based livestock marketing service, providing e-business solutions for the livestock industry.

The net assets acquired were purchased for $3,250,000 in cash and included all of CattleSale.com, Inc.'s computer equipment and software, internet domain names and IP addresses, trademarks, trade names and other intangibles. The Registrant anticipates that it will continue to use such assets to further develop its business plan. The transaction was financed by the Registrant through issuance of debentures totaling $3,150,000 that are due at various times through March 22, 2001.

Concurrent with the above transaction, shareholders of CattleSale.com, Inc. and other investors signed subscription agreements to purchase shares of Common Stock of the Registrant. As of the date of filing of this Current Report on Form 8-K/A, subscription agreements totaling approximately $1,335,000 have been received. The proceeds from the sale of stock will be used for general working capital purposes.

The description contained herein of the Agreement is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a)   Financial Statements.
     Audited consolidated financial statements of CattleSale.com, Inc. and subsidiaries as of and for the year ended December 31, 1999 and as of December 31, 1998 and for the period from inception (March 2, 1998) through December 31, 1998 are attached hereto and filed herewith.

b)   Pro Forma Financial Information.
     As of the date of filing of this Current Report on Form 8-K/A, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). The Registrant has not completed the closing of its financial records for the fiscal year ended June 30, 2000. Accordingly, additional time is required before it will have the necessary information to complete the pro-forma financial information required by this Item 7(b). The Registrant is working to complete the financial statements for the fiscal year ended June 30, 2000 and the aforementioned pro-forma financial information as soon as possible. Such financial information shall be filed by amendment to this Form 8-K/A as soon as it is available.

   1)   Exhibits.

      Exhibit
     NUMBER DESCRIPTION

        2 Limited Liability Company Purchase Agreement Between AEI Environmental, Inc. and CattleSale.com, Inc., dated August 15, 2000.


      23.1 Consent of Independent Public Accountants - Balukoff Lindstrom & Co., P.A.





SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AEI ENVIRONMENTAL, INC.

                         By: /s/ Tom F. Perles

Date: DECEMBER 8, 2000   Tom F. Perles
                         Chief Financial Officer

                       INDEX TO FINANCIAL STATEMENTS

                                                         PAGE NO.



INDEPENDENT AUDITORS' REPORT ....................................... 1

FINANCIAL STATEMENTS

 Consolidated Balance Sheets as of December 31, 1999 and 1998....... 2

 Consolidated Statements of Operations for the Year Ended
 December 31, 1999 and for the Period from Inception (March 2, 1998)
 through December 31,1998........................................... 3

 Consolidated Statements of Cash Flows for the Year Ended
 December 31, 1999 and for the Period from Inception (March  2, 1998)
 through December 31,1998........................................... 4

 Consolidated Statements of Changes in Shareholders' Equity for the Year Ended December 31, 1999 and for the Period from Inception
 (March 2, 1998) through December 31,1998........................... 5

 Notes to Consolidated Financial Statements......................... 6

                       INDEPENDENT AUDITORS' REPORT


To the Board of Directors
CattleSale.com, Inc. and Subsidiaries
Boise, Idaho

We have audited the  accompanying  consolidated  balance   sheets   of
CattleSale.com, Inc. and Subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of operations, cash flows and changes in shareholders' equity, for the year ended December 31, 1999 and for the period from inception (March 2, 1998) through December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CattleSale.com, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999, and for the period from inception (March 2, 1998) through December 31, 1998, in conformity with generally accepted accounting principles.

Boise, Idaho
October 13, 2000


/s/ Balukoff, Lindstrom & Co., P.A.

BALUKOFF,LINDSTROM & CO., P.A.


                   CATTLESALE.COM, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS
                        December 31, 1999 and 1998


                                             1999        1998
CURRENT ASSETS
   Cash and cash equivalents                 $193,563    $    182
   Accounts receivable                        123,583         342

             TOTAL CURRENT ASSETS             317,146         524

Furniture and equipment, at cost, net of
   accumulated depreciation                    48,869        --
Software costs, net of amortization            21,845        --
Web site development costs, net of
   amortization                                39,035      13,775
Lease deposits                                  2,723        --

                                             $429,618    $ 14,299


CURRENT LIABILITIES
   Accounts payable                          $ 58,571    $  1,758
   Accrued expenses                            29,276         --
   Short-term notes payable                    --           1,373
   Current portion of shareholder -
   notes payable                              100,000       9,000
   Current portion of capital leases           11,097         --

         TOTAL CURRENT LIABILITIES            198,944      12,131

Capital leases, less current portion           46,627         --
Shareholder notes payable,
less current portion                           71,436         --
                                              118,063         --

SHAREHOLDERS' EQUITY
   Common stock, no par value, authorized
   10,000,000 and 1,000,000, issued and
   outstanding 756,002 and 51,000 shares
   in 1999 and 1998, respectively             433,530       7,500
   Retained earnings                         (320,919)     (5,332)
                                              112,611       2,168

                                             $429,618    $ 14,299


                          See accompanying notes.


                   CATTLESALE.COM, INC. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
           Year Ended December 31, 1999 and for the Period from
            Inception (March 2, 1998) through December 31, 1998

                                            1999            1998

REVENUES                                    $ 9,129,151     $ 6,591

COSTS OF GOODS SOLD                           9,004,200         --

                     GROSS PROFIT               124,951       6,591

Selling, general, and administrative expenses   433,889      11,923

                     OPERATING LOSS            (308,938)     (5,332)

OTHER INCOME AND EXPENSES
   Interest income                                1,437         --
   Interest expense                              (8,086)        --
                                                 (6,649)        --

                           NET LOSS          $ (315,587)    $(5,332)




                          See accompanying notes.


                   CATTLESALE.COM, INC. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
           Year Ended December 31, 1999 and for the Period from
            Inception (March 2, 1998) through December 31, 1998

                                               1999          1998
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                    $ (315,587)   $ (5,332)
   Adjustments to reconcile net loss-
   to net cash used by operating activities
     Depreciation                                   8,079         --
     Amortization                                   7,175         725
     Changes in assets and liabilities
        Accounts receivable                       (123,241)      (342)
        Accounts payable                            56,813      1,758
        Accrued liabilities                         29,276        --
        Other                                       (2,723)       --
  NET CASH USED BY OPERATING ACTIVITIES           (340,208)    (3,191)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of equipment and software             (21,578)       --
   Web site development costs                      (29,642)   (14,500)
     NET CASH USED BY INVESTING ACTIVITIES         (51,220)   (14,500)

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock
(net of issuance costs of $12,434 in 1999)         426,030      7,500
   Proceeds from borrowings                        171,436     19,373
   Payments on notes payable                       (10,373)    (9,000)
   Payment on capital lease obligation              (2,284        --

NET CASH PROVIDED BY FINANCING ACTIVITIES          584,809     17,873

                   NET INCREASE IN CASH            193,381        182

CASH AT BEGINNING OF YEAR                              182        --

                    CASH AT END OF YEAR         $  193,563   $    182

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
   Interest paid                                $    3,161   $    --
   Noncash investing and financing activities
     Purchases of equipment with capital leases $   60,008   $    --
     Equity issuance costs funded by -
     stock issuance                             $  250,000   $    --


                          See accompanying notes.


                   CATTLESALE.COM, INC. AND SUBSIDIARIES
        CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
      Year Ended December 31, 1999 and for the Period from Inception
                 (March 2, 1998) through December 31, 1998


                                 Common     Retained
                                 STOCK      EARNINGS       TOTAL

  BALANCE AT MARCH 2, 1998       $   --     $    --        $    --

Issuance of stock                   7,500        --            7,500
Net loss                             --        (5,332)        (5,332)

  BALANCE AT DECEMBER 31, 1998      7,500      (5,332)         2,168

Issuance of stock                 426,030        --          426,030
Net loss                             --      (315,587)      (315,587)

  BALANCE AT DECEMBER 31, 1999  $ 433,530   $(320,919)     $ 112,611




                          See accompanying notes.

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

GENERAL

CattleSale.com, Inc. and Subsidiaries (Company) is a licensed and bonded livestock dealer, operating throughout the United States. Regional representatives go to seller's ranches and collect biographical information and photos of their cattle. The description and photographs are posted to the Company's web site with an asking price in an online catalog. Prospective buyers visit the web site to preview the consignment. Buyers have the option to accept the asking price or place a bid on the cattle. The cattle are sold when either the buyer or the seller accepts the other's offer.

The regional representatives are independent contractors hired by the Company. The regional representatives and their agents are not employees of the Company. They receive a commission for each sales transaction made on behalf of the Company.

ENTITY

The Company was formed on March 2, 1998. During 1999, the Company formed two wholly owned Subsidiaries: CS Auction Co., LLC and CS Livestock Commission Co., LLC. All cattle sale transactions are recorded in the CS Livestock Commission Co., LLC and all the significant operating transactions are recorded in the CS Auction Co., LLC.

PRINCIPLES OF CONSOLIDATION

The  consolidated  financial   statements   include   the   accounts   of
CattleSale.com and the two wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

CASH AND CASH EQUIVALENTS

For cash flow reporting purposes, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents. All significant cash deposits are maintained with Columbia River Bank, Idaho Independent Bank and Morgan Stanley Dean Whitter.

The Company's cash balances exceed the insurance limits by $77,460 at December 31, 1999.

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998

EQUIPMENT

Acquisitions of equipment are recorded at cost. Depreciation of equipment is provided over the estimated useful lives, five to seven years, using the 150% declining balance method. Depreciation expense is $8,079 and $0 for 1999 and 1998, respectively.

WEB-SITE DEVELOPMENT COSTS

Web-site development costs associated with the development of the Company's web site that meet the criteria in Statement of Position (SOP) 98-1 are capitalized and amortized over five years. Amortization expense for 1999 and 1998 was $4,382 and $725, respectively. Accumulated amortization was $5,107 and $725 as of December 31, 1999 and 1998, respectively.

START-UP AND ORGANIZATIONAL COSTS

In accordance with SOP 98-5, all start-up costs and organization costs are expensed as incurred. Costs meeting the criteria of SOP 98-5 and expensed in 1999 and 1998 were $30,650 and $1,472, respectively.

SOFTWARE COSTS

Software is amortized over the estimated useful life of three years, on a
straight-line  basis.   Amortization  expense  for  1999  and accumulated
amortization as of December 31, 1999 is $2,793.

COMMON STOCK

The Company issued 51,000 shares of no par value common stock in 1998. In 1999, the Company issued an additional 9,616 shares. In addition, there was a 10 for 1 stock split which increased the total common stock to 606,160 shares. In 1999, the Company completed an initial private offering and issued 149,842 shares of no par value common stock.

REVENUE AND COST RECOGNITION

The Company, under contract with cattle sellers and approved buyers, brokers cattle sales throughout the United States. The sales consist of two portions: a non-refundable deposit which is paid by the buyer and immediately transferred to the seller at between $30-50 per head of cattle, depending on the type of cattle. The balance of the sale is due when the shipment of the cattle is made. The Company's revenue consists of the sales price of the cattle and the commission earned on the transaction. Cost of sales consists of payments

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998


made to the seller for the cattle and the commissions paid to the regional representatives.

Revenue and the related costs of sales are recognized in part when a non-refundable deposit is received from the buyer. The remainder of the revenue and cost of sales is recognized when the transfer of the cattle between the seller and the buyer has occurred.

The Company records revenue at the gross amount received from the buyers. The amounts paid to the sellers and commissions paid to the regional representatives are then recorded as costs of sales and selling costs, respectively. The Company has determined that the following circumstances support this position:

   a) The Company acts as a principal in the transaction. The Company enters into a separate contract with the seller and the buyer to purchase and sell the cattle respectively. According to the contracts, the Company maintains the right to remove a sale from its web site at any time, and reserves the right to refuse a bid at any time.

   b) The Company takes title to the cattle during the period in which the cattle are removed from the seller's property but before they are loaded onto the buyer's property.

   c) The Company has the risks and rewards of ownership, such as the risk of loss for collection, delivery, or returns.

ADVERTISING COSTS

Advertising costs are charged to operations when incurred. Advertising costs for 1999 and 1998 were $40,141 and $4,566, respectively.

INCOME TAXES

The shareholders' have elected to have the Company taxed as an "S" Corporation as defined by the Internal Revenue Code, wherein the shareholders' report net earnings of the Company on their personal tax returns. Accordingly, no provision or liability for income taxes has been included in the financial statements.

ESTIMATES

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. It is at least reasonably possible that the estimates will change within the next year.

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998

NOTE B - LEASES

In 1999, the Company acquired various furniture, equipment, and software under capital leases. Amortization expense for these fixed assets and software is included in depreciation expense. Information for capital leased asset cost and related accumulated amortization is as follows at December 31, 1999:

                                                  Accumulated
                                     COST         AMORTIZATION

Furniture and fixtures               $  8,312     $    889
Equipment and software                 50,159        6,772
                                     $ 58,471     $  7,661

The Company has an operating lease on their office space. Future minimum payments under this lease are as follows at December 31:

               2000                  $ 27,391
               2001                    27,391
               2002                    13,695
                                     $ 68,477

Rent expense is $12,668 and $0 for 1999 and 1998, respectively.

NOTE C - LONG-TERM OBLIGATIONS

A summary of long-term obligations at December 31, 1999 is as follows:

   Note  payable to shareholder, bearing
   interest  at 5.48%,  principal  and
   accrued interest payable on demand
   after September 1, 2000.                                $ 100,000

   Revolving note payable to shareholder,
   bearing interest at 5.48%, principal
   and accrued interest payable on
   April 23, 2004.  Shareholder maintains
   the right to convert the note into
   common stock at a value of $.40
   per share.                                                 71,436
                                                             171,436
   Less current portion                                      100,000
                                                           $  71,436

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998

Maturities on these obligations for each of the next five years at December 31 are as follows:

               2000                  $100,000
               2001                     --
               2002                     --
               2003                     --
               2004                    71,436
                                   $  171,436

NOTE D - CAPITAL LEASE OBLIGATIONS

A summary of the capital lease
obligations at December 31, 1999
is as follows:

   Capital lease for accounting
   software package, bearing interest
   at 31.32%, payable in monthly
   installments of $574 through
   September 2002, secured by
   personal guarantee of shareholder.                         $ 13,188

   Capital lease for phone equipment,
   bearing interest at 36.996%, payable
   in monthly installments of $260 through
   August 2002.                                                  5,551

   Capital lease for Micron Work Stations,
   bearing interest at 46.712%, payable in
   monthly installments of $648 through
   December 2003, secured by personal
   guarantee of shareholder.                                    15,667

   Capital lease for computer equipment,
   bearing interest at 45.146%, payable in
   monthly installments of $497 through
   March 2005, secured by personal guarantee
   of shareholder.                                              13,534

   Capital lease for computer equipment,
   bearing interest at 28.07%, payable in monthly
   installments of $92 through May 2002, secured by
   personal guarantee of shareholder.                            1,993

   Capital lease for office equipment, bearing
   interest at 48.327%, payable in monthly
   installments of $407 through July 2002,
   secured by personal guarantee of shareholder.                 7,791
                                                                57,724

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998


Less current portion                                            11,097
                                                               $46,627

  Maturities on the capital lease obligations for each of the next five years at December 31 are as follows:
               2000                  $ 29,749
               2001                    29,749
               2002                    24,307
               2003                    13,747
               2004                     5,965
               Thereafter               1,491
                                      105,008
               Less amount
               representing
               interest                47,284

               Present value
               of net minimum
               lease payments        $ 57,724

NOTE E - RELATED PARTY TRANSACTIONS

Several of the Company's shareholders are also qualified buyers and sellers who use the Company's web site to purchase or sell their cattle. A shareholder has also provided financing for the Company. Transactions with related parties are as follows:

  December 31, 1998
    John Freeman, Shareholder and Director
        Shareholder notes payable, bearing interest
         at 7.5%, principal and accrued interest
         due in full in 1999                                 $  9,000

  December 31, 1999
    William Freeman, Shareholder and Director
        Shareholder notes payable, bearing interest
        at 5.48%, principal and accrued interest
        Due April 2004                                       $ 71,436

        Shareholder notes payable, bearing interest
        at 5.48%, principal and accrued interest
        due on demand after September 2000                    100,000

        Revenue from sales as buyer                            76,418
        Cost of sales as seller                               399,191
        Cost of equity issuance                               250,000

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998


        Bonus for services                                     20,000

    John Freeman, Shareholder and Director
        Cost of sales as seller                               283,477

    Neal Kottke, Shareholder and Chairman
        Cost of sales as seller                               255,978

NOTE F - STOCK OPTION PLAN

Effective September 1, 1999, the Company adopted a stock option plan which allows employees and regional representatives of the Company to receive incentive stock options. The stock options for the employees vest 20% on the first anniversary of the vesting commencement date as set forth in the grant notice, and vest an additional 20% on each of the following anniversaries thereafter. The stock options for the regional representatives will be 100% vested on the fourth anniversary of the vesting commencement date as set forth in the grant notice. The Board of Directors set aside 125,000 shares of common stock for issuance upon exercise of the options.

The stock options are exercisable at the earliest of a) 180 days after the date on which the Company completes and underwritten initial public offering of its common stock, b) December 31, 2008, or c) the occurrence of an Accelerating Event as defined by the plan.

The Board of Directors maintains the right to terminate the plan in the occurrence of an Accelerating Event as described in the plan.

The  Company  accounts  for  these   plans  under  APB  Opinion  No.  25,
"Accounting for Stock Issued to Employees."

                                                      Regional
                                Employee              Representative
                                1999 Incentive        1999 Incentive
                                STOCK OPTION PLAN     STOCK OPTION PLAN

Number of option shares
   Beginning of year                  --                    --
   Granted                         9,000                  90,000
   Exercised/Canceled                 --                    --
   Became exercisable                 --                    --
   Outstanding at end of year      9,000                  90,000
   Exercisable at end of year         --                    --

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998


Weighted-average exercise prices
   Beginning of year                     $   --                $   --
   Granted at fair value                         1                     1
   Outstanding at end of year                    1                     1
   Exercisable at end of year                --                    --

As more fully described in Note H, on September 22, 2000 the Company sold the majority of its assets and liabilities to AEI Environmental, Inc. Since this event was determined to be an Accelerating Event as described in the 1999 Incentive Stock Option Plan, the Board of Directors exercised its right to terminate the plan before any vesting occurred or any options were exercised. With the plan termination, no expense is present for 1999.

NOTE G - REVOLVING LINE-OF-CREDIT

During 1999, the Company obtained, for borrowing in the name of CS Livestock Commission Co., LLC, a revolving line-of-credit from Columbia River Bank for $1,000,000 of which none was outstanding at December 31, 1999. The line-of-credit bears interest at prime plus 1% (9.5% at December 31, 1999), and is secured by corporate and commercial guarantees of shareholders.

NOTE H - SUBSEQUENT EVENTS

On February 8, 2000, William Freeman, a shareholder, converted a note payable for $71,436 into 178,590 shares of stock pursuant to an agreement dated April 23, 1999.

In accordance with a stock bonus agreement, the Company was obligated to provide 107,030 in stock to William Freeman for his services in conjunction with raising capital. Costs related to these services have been determined to be $250,000 based on the price of the stock sold during the offering. The costs of issuance were netted against the common stock issued resulting in no change in the underlying common stock account balance. The common stock was issued in February 2000.

William Freeman also converted $20,000 owed to him under a bonus agreement into 10,645 shares of stock on February 24, 2000. The bonus agreement related to services performed in 1999.

On September 22, 2000, AEI Environmental, Inc. acquired certain assets and assumed certain liabilities of the Company pursuant to a "Limited Liability Company Purchase Agreement" dated August 15, 2000. The net assets acquired were purchased for $3,250,000 in cash.

                  CATTLESALE.COM, INC. AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       December 31, 1999 and 1998


NOTE I - EQUITY TRANSACTIONS

John Freeman, the majority shareholder of the Company, contributed common stock to the Company during 1999. The first contribution took place in September and involved 45,488 shares. The shares were subsequently sold to another investor for $50,000. The second contribution was done in February 2000 and involved 107,030 shares. These shares were subsequently used to satisfy the Company's obligation for the stock bonus award discussed in Note H. The Company reported no gain or loss or any net change in equity as a result of the contributions of stock.

NOTE J - PURCHASE COMMITMENTS

As of December 31, 1999, the Company had outstanding purchase commitments to buy cattle totaling $1,849,313.